15. INCOME TAXES	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
15. INCOME TAXES

NOTE 15: INCOME TAXES

Integrated Inpatient Solutions, Inc. was a Nevada corporation. On February 29, 2016, Integrated Inpatient Solutions, Inc. agreed to file Articles of Conversion with the Nevada Secretary of State and Articles of Domestication with the Registrar of the Republic of the Marshall Islands effective March 21, 2016. Additionally, Integrated Inpatient Solutions, Inc. agreed to adopt a Plan of Conversion, whereby Integrated Inpatient Solutions, Inc. would become a Marshall Islands company effective March 21, 2016. In connection with the Plan of Conversion, Integrated Inpatient Solutions, Inc. changed its name from Integrated Inpatient Solutions, Inc. to Boston Carriers, Inc., on March 21, 2016 and simultaneously re-domiciled to the Marshall Islands. Due to the reincorporation, the rights of the Company’s shareholders are now governed by the Business Corporations Act of the Marshall Islands, the Company’s Articles of Incorporation filed with the Registrar of the Republic of the Marshall Islands and the Company’s new bylaws, which were contemporaneously approved by the Company’s Board of Directors.

United States tax laws provide that under certain conditions foreign corporations that were previously United States corporations may continue to be taxed as United States corporations after the re-domiciliation. Section 7874(b) of the Code, or “Section 7874(b),” provides that a corporation organized outside the United States, such as the Company, which acquires (pursuant to a “plan” or a “series of related transactions”) substantially all of the assets of a corporation organized in the United States, such as Integrated Inpatient Solutions, Inc., will be treated as a U.S. domestic corporation for U.S. federal income tax purposes if shareholders of the U.S. corporation whose assets are being acquired own at least 80% of the non-U.S. acquiring corporation after the acquisition.

The Company has prepared the financial statements contained herein on the basis that it will be taxed as a U.S. corporation. However, due to the complexity of the United States tax laws and the facts of the re-domiciliation, no final determination has been made by the Company as to whether Section 7874(b) applies to the Company. If Section 7874(b) applies, the Company would be subject to U.S. federal income tax as a U.S. corporation on its worldwide income, even after the re-domiciliation. In addition, if the Company is taxed as a U.S. domestic corporation, United States tax anti-deferral rules may apply to the Company’s foreign subsidiaries. In particular, the “controlled foreign corporation” rules could subject the Company to current United States tax on certain types of income earned by foreign subsidiaries of the Company, whether or not such income is distributed to the Company. As a U.S. domestic corporation, any dividends paid in the future by the Company to a Non-U.S. Holder, as defined below, would be subject to a U.S. federal income tax withholding at the rate of 30% or such lower rate as provided by an applicable U.S. income tax treaty. As a U.S. domestic corporation, dividends to U.S. Holders may be eligible for preferential rates of United States taxation. The Company may challenge the position that it should be treated as a U.S. corporation for U.S. tax purposes. If this challenge is successful and the Company is treated as a foreign corporation for U.S. tax purposes, the Company may be treated as a “passive foreign investment company,” or PFIC. If the IRS were to find that the Company is or has been a PFIC for any taxable year, the Company’s U.S. shareholders would face adverse U.S. federal income tax consequences and certain information reporting requirements.

Marshall Islands and Liberia do not impose a tax on international shipping income. Under the laws of Marshall Islands and Liberia the countries of the vessel-owning subsidiary incorporation and Vessel’s registration, the vessel-owning subsidiary is subject to registration fees and tonnage taxes which have been included in direct vessel operating expenses in the accompanying consolidated statements of operations. Accordingly, the Company does not record deferred taxes as these are immaterial.

In accordance with the currently applicable Greek law, foreign flagged vessels that are managed by Greek or foreign ship management companies having established an office in Greece under law 27/75 are subject to duties towards the Greek state which are calculated on the basis of the relevant vessel’s tonnage. The payment of said duties exhausts the tax liability of the foreign ship owning company against any tax, duty, charge or contribution payable on income from the exploitation of the foreign flagged vessel. In case that tonnage tax and/or similar taxes/duties are paid to the vessel’s flag state, these are deducted from the amount of the duty to be paid in Greece.

The Company is subjected to tax audits in the jurisdictions it operates in. There have been no adjustments assessed to the Company in the past and the Company believes there are no uncertain tax positions to consider.

The following is a reconciliation of the effective income tax rate to the Federal statutory rate:

	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014
Income tax calculated at statutory rate	(34.00%)	(34.00%)	(34.25%)
State income taxes, net of Federal tax benefit	0.00%	(3.63%)	(5.50%)
Temporary differences	(0.05%)	30.00%	(5.84%)
Permanent differences	26.89%	0.70%	25.14%
Change in valuation allowance	7.16%	6.93%	(10.49%)
(Benefit) from income taxes	0.00%	0.00%	(30.94%)

The accompanying financial statements include refundable income taxes of $0 and $237,077 at December 31, 2016 and 2015. These amounts represent the excess of federal and state income tax deposits over the expected tax liability.

In addition, the Company recognized a deferred tax asset of approximately $159,500 during 2014. The deferred tax asset was derived from $35,000 from the write-off of prepaid malpractice insurance policy premiums that will be amortized over a three-year period for income tax reporting purposes, $41,000 related to accrued malpractice expenses not deductible until paid for income tax reporting purposes and a benefit of $83,500 from Florida NOL tax carryforwards. The Company recorded an increase in the valuation allowance of approximately $30,500 for the deferred tax asset because of uncertainty of realization. As of December 31, 2016, the deferred tax asset of $90,293, represents timing differences related to goodwill that was impaired in 2014.

	As of December 31, 2016	As of December 31, 2015	As of December 31, 2014
Amortization of intangible assets	$90,293	$94,366	$112,894
Operating loss carryforward	824,040	187,019	46,606
Gross deferred tax assets	914,332	281,385	159,500
Valuation allowance	(914,332)	(281,385)	(159,500)
Net deferred tax liability/(asset)	$—	$—	$—

The Company has net operating loss carry forwards (NOL) for income tax purposes of approximately $2,246,000. This loss is allowed to be offset against future income until the year 2036 when the NOL’s will expire. Other timing differences relate to amortization for the acquisition of Integrated Timeshares Solutions, Inc. during the year ended December 31, 2014. The tax benefits relating to all timing differences have been fully reserved for in the valuation allowance account due to the substantial losses incurred through December 31, 2016. The change in the valuation allowance for the year ended December 31, 2016 and 2015 was an increase of $632,948 and $121,885, respectively. The Company's tax returns for the prior three years remain subject to examination by major tax jurisdictions.

The Company has not completed a study to assess whether an ownership change has occurred or whether there have been multiple ownership changes since the Company became a “loss corporation” under the definition of Section 382. If the Company has experienced an ownership changed, utilization of the NOL carryforwards would be subject to an annual limitation under Section 382 of the Code which is determined by first multiplying the value of the Company’s shares of Common Stock at the time of ownership change by the applicable long-term, tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards before utilization. Further, until a study is completed and any limitation knows, no positions related to limitations are being considered as an uncertain tax position or disclosed as an unrecognized tax benefit. Any carryforwards that expire prior to utilization as a result of such limitation will be removed from deferred tax assets with a corresponding reduction of the valuation allowance. Due to the existence of the valuation allowance, it is not expected that any possible limitation will have an impact on the results of operation or financial position of the Company. The NOL carryforwards expired in the years 2034 through 2036.